                                                                    EXHIBIT 10.2

[INTERNATIONAL AERO ENGINES LOGO OMITTED]

IAE Building
400 Main Street
East Hartford, CT 06108 USA

June 20, 2005

JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820
Attention: Vice President and Treasurer

Subject:       Side Letter No. 19 to the V2500 General Terms of Sale Agreement
               between JetBlue Airways Corporation and IAE International Aero
               Engines AG dated May 4, 1999 (the "Agreement")

Dear Sir:

IAE is pleased to submit to JetBlue this Side Letter No. 19 to the Agreement in support of JetBlue's *** delivery of certain aircraft as follows:

1.     A *** 2006 delivery aircraft shall now be scheduled for delivery in
       *** 2005.

The new *** delivery shall occur in accordance with the revised delivery schedule set forth in Exhibit B-1 hereto, which schedule shall replace in its entirety the delivery schedule attached to Side Letter No. 18, dated November
19, 2004.

Except as expressly amended by this Side Letter No. 19 all provisions of the
Agreement (as otherwise amended) remain in full force and effect.

Very truly yours,                    Agreed to and Accepted on behalf of:
IAE International Aero Engines AG    JetBlue Airways Corporation

/s/ Robert J. Keady                        /s/ Thomas A. Anderson
------------------------------       ---------------------------------
Name                                 Name

General Manager Customer Business    Senior Vice President
---------------------------------    ---------------------------------
Title                                Title

6/21/2005                            July 8th, 2005
---------------------------------    ---------------------------------
Date                                 Date

--------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

                          IAE PROPRIETARY INFORMATION

June 2005

                                   EXHIBIT B-1

                           AIRCRAFT DELIVERY SCHEDULES

                                 As of June 2005

--------------------------------------------------------------------------------
GLOSSARY NOTE:

     o    Delivered Aircraft are indicated by Italics typeface

     o    Existing Firm Aircraft are indicated by normal typeface

     o    Incremental Firm Aircraft are indicated by an asterisk (*)

     o    2004 Incremental Aircraft, including all 2004 Firm Incremental
          Aircraft and all 2004 Option Aircraft are indicated by BOLD typeface

-------------------------------------------------------------------------------
RANK NO.          AIRCRAFT                           DELIVERY
No. 1             Firm Aircraft                      *** 2000
No. 2             Firm Aircraft                      *** 2000
No. 3             Firm Aircraft                      *** 2000
No. 4             Firm Aircraft                      *** 2000
No. 5             Firm Aircraft                      *** 2000
No. 6             Firm Aircraft                      *** 2000
No. 7             Firm Aircraft                      *** 2001
No. 8             Firm Aircraft                      *** 2001
No. 9             Firm Aircraft                      *** 2001
No. 10            Firm Aircraft                      *** 2001
No. 11            Firm Aircraft                      *** 2001
No. 12            Firm Aircraft                      *** 2001
No. 13            Firm Aircraft                      *** 2001
No. 14            Firm Aircraft                      *** 2002
No. 15            Firm Aircraft                      *** 2002
No. 16            Firm Aircraft                      *** 2002
No. 17            Firm Aircraft                      *** 2002
No. 18            Firm Aircraft                      *** 2002
No. 19            Firm Aircraft                      *** 2002
No. 20            Firm Aircraft                      *** 2002
No. 21            Firm Aircraft                      *** 2002
No. 22            Firm Aircraft                      *** 2002
No. 23            Firm Aircraft                      *** 2002
No. 24            Firm Aircraft                      *** 2002

-----------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

                          IAE PROPRIETARY INFORMATION

June 2005

No. 25            Firm Aircraft                      *** 2002
No. 26            Firm Aircraft                      *** 2002
No. 27            Firm Aircraft                      *** 2002
No. 28            Firm Aircraft                      *** 2002
No. 29            Firm Aircraft                      *** 2002
No. 30            Firm Aircraft                      *** 2003
No. 31            Firm Aircraft                      *** 2003
No. 32            Firm Aircraft                      *** 2003
No. 33            Firm Aircraft                      *** 2003
No. 34            Firm Aircraft                      *** 2003
No. 35            Firm Aircraft                      *** 2003
No. 36            Firm Aircraft                      *** 2003
No. 37            Firm Aircraft                      *** 2003
No. 38            Firm Aircraft                      *** 2003
No. 39            Firm Aircraft                      *** 2003
No. 40            Firm Aircraft                      *** 2003
No. 41            Firm Aircraft                      *** 2003
No. 42            Firm Aircraft                      *** 2003
No. 43            Firm Aircraft                      *** 2003
No. 44            Firm Aircraft                      *** 2003

No. 45            Firm Aircraft                      *** 2004
No. 46            Firm Aircraft                      *** 2004
No. 47            Firm Aircraft                      *** 2004
No. 48            Firm Aircraft                      *** 2004
No. 49            Firm Aircraft                      *** 2004
No. 50            Firm Aircraft                      *** 2004
No. 51            Firm Aircraft                      *** 2004
No. 52            Firm Aircraft                      *** 2004
No. 53            Firm Aircraft                      *** 2004
No. 54            Firm Aircraft                      *** 2004
No. 55            Firm Aircraft                      *** 2004
No. 56            Firm Aircraft                      *** 2004
No. 57            Firm Aircraft                      *** 2004
No. 58            Firm Aircraft                      *** 2004
No. 59            Firm Aircraft                      *** 2004

No. 60            Firm Aircraft                      *** 2005
No. 61            Firm Aircraft                      *** 2005
No. 62            Firm Aircraft                      *** 2005
No. 63            Firm Aircraft                      *** 2005
No. 64            Firm Aircraft                      *** 2005
No. 65            Firm Aircraft                      *** 2005

--------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

                          IAE PROPRIETARY INFORMATION

June 2005

No. 66            Firm Aircraft                      *** 2005
No. 67            Firm Aircraft                      *** 2005
No. 68            Firm Aircraft                      *** 2005
No. 69            Firm Aircraft                      *** 2005
No. 70            Firm Aircraft                      *** 2005
No. 71            Firm Aircraft                      *** 2005*
No. 72            Firm Aircraft                      *** 2005
No. 73            Firm Aircraft                      *** 2005
No. 74            Firm Aircraft                      *** 2005*
No. 75            Firm Aircraft                      *** 2005*

NO. 76            FIRM AIRCRAFT                      *** 2006
No. 77            Firm Aircraft                      *** 2006
No. 78            Firm Aircraft                      *** 2006*
No. 79            Firm Aircraft                      *** 2006*
No. 80            Firm Aircraft                      *** 2006
No. 81            Firm Aircraft                      *** 2006*
No. 82            Firm Aircraft                      *** 2006
No. 83            Firm Aircraft                      *** 2006*
No. 84            Firm Aircraft                      *** 2006*
No. 85            Firm Aircraft                      *** 2006
No. 86            Firm Aircraft                      *** 2006*
No. 87            Firm Aircraft                      *** 2006*
No. 88            Firm Aircraft                      *** 2006
No. 89            Firm Aircraft                      *** 2006*
No. 90            Firm Aircraft                      *** 2006*
NO. 91            FIRM AIRCRAFT                      *** 2006

No. 92            Firm Aircraft                      *** 2007
No. 93            Firm Aircraft                      *** 2007
NO. 94            FIRM AIRCRAFT                      *** 2007
No. 95            Firm Aircraft                      *** 2007
No. 96            Firm Aircraft                      *** 2007
No. 97            Firm Aircraft                      *** 2007
No. 98            Firm Aircraft                      *** 2007*
No. 99            Firm Aircraft                      *** 2007*
No. 100           Firm Aircraft                      *** 2007*
NO. 101           FIRM AIRCRAFT                      *** 2007
No. 102           Firm Aircraft                      *** 2007*
No. 103           Firm Aircraft                      *** 2007*
No. 104           Firm Aircraft                      *** 2007*
No. 105           Firm Aircraft                      *** 2007*
No. 106           Firm Aircraft                      *** 2007*

---------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

                          IAE PROPRIETARY INFORMATION

June 2005

No. 107            Firm Aircraft                      *** 2007*
No. 108            Firm Aircraft                      *** 2007*

No. 109            Firm Aircraft                      Year 2008*
No. 110            Firm Aircraft                      Year 2008*
No. 111            Firm Aircraft                      Year 2008*
No. 112            Firm Aircraft                      Year 2008*
No. 113            Firm Aircraft                      Year 2008*
No. 114            Firm Aircraft                      Year 2008*
No. 115            Firm Aircraft                      Year 2008*
No. 116            Firm Aircraft                      Year 2008*
No. 117            Firm Aircraft                      Year 2008*
No. 118            Firm Aircraft                      Year 2008*
No. 119            Firm Aircraft                      Year 2008*
No. 120            Firm Aircraft                      Year 2008*
No. 121            Firm Aircraft                      Year 2008*
NO. 122            FIRM AIRCRAFT                      YEAR 2008
NO. 123            FIRM AIRCRAFT                      YEAR 2008
NO. 124            FIRM AIRCRAFT                      YEAR 2008
NO. 125            FIRM AIRCRAFT                      YEAR 2008

No. 126            Firm Aircraft                      Year 2009*
No. 127            Firm Aircraft                      Year 2009*
No. 128            Firm Aircraft                      Year 2009*
No. 129            Firm Aircraft                      Year 2009*
No. 130            Firm Aircraft                      Year 2009*
No. 131            Firm Aircraft                      Year 2009*
No. 132            Firm Aircraft                      Year 2009*
No. 133            Firm Aircraft                      Year 2009*
No. 134            Firm Aircraft                      Year 2009*
No. 135            Firm Aircraft                      Year 2009*
NO. 136            FIRM AIRCRAFT                      YEAR 2009
NO. 137            FIRM AIRCRAFT                      YEAR 2009
NO. 138            FIRM AIRCRAFT                      YEAR 2009
NO. 139            FIRM AIRCRAFT                      YEAR 2009
NO. 140            FIRM AIRCRAFT                      YEAR 2009
NO. 141            FIRM AIRCRAFT                      YEAR 2009
NO. 142            FIRM AIRCRAFT                      YEAR 2009
NO. 143            FIRM AIRCRAFT                      YEAR 2009

No. 144            Firm Aircraft                      Year 2010*
No. 145            Firm Aircraft                      Year 2010*
No. 146            Firm Aircraft                      Year 2010*

--------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

                          IAE PROPRIETARY INFORMATION

June 2005

No. 147            Firm Aircraft                      Year 2010*
No. 148            Firm Aircraft                      Year 2010*
No. 149            Firm Aircraft                      Year 2010*
No. 150            Firm Aircraft                      Year 2010*
No. 151            Firm Aircraft                      Year 2010*
No. 152            Firm Aircraft                      Year 2010*
No. 153            Firm Aircraft                      Year 2010*
NO. 154            FIRM AIRCRAFT                      YEAR 2010
NO. 155            FIRM AIRCRAFT                      YEAR 2010
NO. 156            FIRM AIRCRAFT                      YEAR 2010
NO. 157            FIRM AIRCRAFT                      YEAR 2010
NO. 158            FIRM AIRCRAFT                      YEAR 2010
NO. 159            FIRM AIRCRAFT                      YEAR 2010
NO. 160            FIRM AIRCRAFT                      YEAR 2010
NO. 161            FIRM AIRCRAFT                      YEAR 2010

No. 162            Firm Aircraft                      Year 2011*
No. 163            Firm Aircraft                      Year 2011*
No. 164            Firm Aircraft                      Year 2011*
No. 165            Firm Aircraft                      Year 2011*
No. 166            Firm Aircraft                      Year 2011*
No. 167            Firm Aircraft                      Year 2011*
NO. 168            FIRM AIRCRAFT                      YEAR 2011
NO. 169            FIRM AIRCRAFT                      YEAR 2011
NO. 170            FIRM AIRCRAFT                      YEAR 2011
NO. 171            FIRM AIRCRAFT                      YEAR 2011
NO. 172            FIRM AIRCRAFT                      YEAR 2011
NO. 173            FIRM AIRCRAFT                      YEAR 2011

2004 OPTION AIRCRAFT
--------------------

NO. 174            OPTION AIRCRAFT                    YEAR 2008
NO. 175            OPTION AIRCRAFT                    YEAR 2008

NO. 176            OPTION AIRCRAFT                    YEAR 2009
NO. 177            OPTION AIRCRAFT                    YEAR 2009

NO. 178            OPTION AIRCRAFT                    YEAR 2010
NO. 179            OPTION AIRCRAFT                    YEAR 2010

NO. 180            OPTION AIRCRAFT                    YEAR 2011
NO. 181            OPTION AIRCRAFT                    YEAR 2011
NO. 182            OPTION AIRCRAFT                    YEAR 2011
NO. 183            OPTION AIRCRAFT                    YEAR 2011
NO. 184            OPTION AIRCRAFT                    YEAR 2011
NO. 185            OPTION AIRCRAFT                    YEAR 2011

                          IAE PROPRIETARY INFORMATION

June 2005

NO. 186             OPTION AIRCRAFT            YEAR 2011
NO. 187             OPTION AIRCRAFT            YEAR 2011
NO. 188             OPTION AIRCRAFT            YEAR 2011

Option Aircraft to be delivered after December 31, 2011 are subject to IAE and
Airbus SAS concurrence on extension of the current purchase agreement between the parties

NO. 189             OPTION AIRCRAFT            YEAR 2012
NO. 190             OPTION AIRCRAFT            YEAR 2012
NO. 191             OPTION AIRCRAFT            YEAR 2012
NO. 192             OPTION AIRCRAFT            YEAR 2012
NO. 193             OPTION AIRCRAFT            YEAR 2012
NO. 194             OPTION AIRCRAFT            YEAR 2012
NO. 195             OPTION AIRCRAFT            YEAR 2012
NO. 196             OPTION AIRCRAFT            YEAR 2012
NO. 197             OPTION AIRCRAFT            YEAR 2012
NO. 198             OPTION AIRCRAFT            YEAR 2012
NO. 199             OPTION AIRCRAFT            YEAR 2012
NO. 200             OPTION AIRCRAFT            YEAR 2012
NO. 201             OPTION AIRCRAFT            YEAR 2012
NO. 202             OPTION AIRCRAFT            YEAR 2012
NO. 203             OPTION AIRCRAFT            YEAR 2012
NO. 204             OPTION AIRCRAFT            YEAR 2012
NO. 205             OPTION AIRCRAFT            YEAR 2012
NO. 206             OPTION AIRCRAFT            YEAR 2012
NO. 207             OPTION AIRCRAFT            YEAR 2012
NO. 208             OPTION AIRCRAFT            YEAR 2012

NO. 209             OPTION AIRCRAFT            YEAR 2013
NO. 210             OPTION AIRCRAFT            YEAR 2013
NO. 211             OPTION AIRCRAFT            YEAR 2013
NO. 212             OPTION AIRCRAFT            YEAR 2013
NO. 213             OPTION AIRCRAFT            YEAR 2013
NO. 214             OPTION AIRCRAFT            YEAR 2013
NO. 215             OPTION AIRCRAFT            YEAR 2013
NO. 216             OPTION AIRCRAFT            YEAR 2013
NO. 217             OPTION AIRCRAFT            YEAR 2013
NO. 218             OPTION AIRCRAFT            YEAR 2013
NO. 219             OPTION AIRCRAFT            YEAR 2013
NO. 220             OPTION AIRCRAFT            YEAR 2013
NO. 221             OPTION AIRCRAFT            YEAR 2013
NO. 222             OPTION AIRCRAFT            YEAR 2013
NO. 223             OPTION AIRCRAFT            YEAR 2013

                          IAE PROPRIETARY INFORMATION

June 2005

LEASED AIRCRAFT

                YEAR              NUMBER           DELIVERY DATES
                ----              ------           --------------
                1999                 1             (1) ***
                2000                 3             (1) ***, (1) ***, (1) ***
                2001                 4             (1) ***, (2) ***, (1) ***
                2003                 1             (1) ***
                2004                 1             (1) ***

----------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

                          IAE PROPRIETARY INFORMATION

June 2005